UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2006

STARGOLD MINES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	0-51197	98-0400208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 24th and 39th Floors
New York, New York 10167

(Address of principal executive offices)

212-792-4334

(Registrant's Telephone Number, Including Area Code)

Sockeye Seafood Group, Inc.
Suite 400 - 601 W. Broadway
Vancouver, B.C., Canada V5Z 4C2

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Merger with Stargold Mines, Inc.

On November 13, 2006, Sockeye Seafood Group, Inc., a Nevada corporation (the “Registrant”), entered into a Plan and Agreement of Merger with its wholly-owned subsidiary, Stargold Mines, Inc., a Nevada corporation (the “Subsidiary”). The Subsidiary had no assets or liabilities and no previous operating history; it was formed by the Registrant on November 8, 2006 for the sole purpose of entering into such merger.

Pursuant to such Plan and Agreement of Merger, the Subsidiary agreed to merge with and into the Registrant, with the Registrant as the surviving corporation. The separate existence of the Subsidiary was to cease from and after the effective date of the merger. The present Articles of Incorporation of the Registrant were to continue in full force and effect after the effective date of the merger, except that the name of the Registrant was to have changed to “Stargold Mines, Inc.” Each issued share of the common stock of the Subsidiary was, from and after the effective time of the merger, to have been converted into one share of the common stock of the surviving corporation. Such merger was to be made pursuant to the provisions of Section 92A.180 of the Nevada Revised Statutes, which provides that a parent corporation owning at least 90% of the outstanding shares of each class of a subsidiary corporation may merge the subsidiary into itself without obtaining the approval of the shareholders of the parent corporation or the subsidiary corporation.

The merger was consummated on November 23, 2006. On such date, the Registrant filed with the Secretary of State of Nevada an Articles of Merger, pursuant to which the Subsidiary merged with and into the Registrant in accordance with the Plan of Merger. Pursuant to the Articles of Merger, the Registrant also changed its name from “Sockeye Seafood Group, Inc.” to “Stargold Mines, Inc.”

For all the terms and conditions of the Plan and Agreement of Merger and the Articles of Merger, reference is hereby made to such documents annexed hereto, respectively, as Exhibits 10.1 and 3.1. All statements made herein concerning the foregoing documents are qualified by references to said exhibits.

Acquisition of UniverCompany Limited Liability Company

On November 30, 2006, the Registrant entered into a Stock Purchase Agreement with UniverCompany Limited Liability Company, a Russian limited liability society (“UniverCompany”), and the two shareholders of UniverCompany, Lipatov Valeriy and

Belchenko Eugene. Pursuant to the Stock Purchase Agreement, the Registrant agreed to purchase from shareholders of UniverCompany 100% of the issued and outstanding shares of common stock of UniverCompany. In consideration therefor, the Registrant will issue to the shareholders of UniverCompany 41,000,000 shares of the Registrant’s common stock.

The consummation of such transactions will take place at a closing to be held at a later date. Such closing will not take place unless and until certain conditions have occurred. If and when the transaction is consummated, the Registrant will file a Form 8-K/A to disclose the details of the consummation of the business combination and the business of UniverCompany, together with all other material items of disclosure, including without limitation, audited financial statements of UniverCompany. The conditions to the closing include, among other events, the following: the Registrant shall have completed its due diligence investigation of UniverCompany to its satisfaction; and there shall have been prepared audited financial statements and other information of UniverCompany required to be filed with the Securities and Exchange Commission on the Registrant’s Form 8-K/A in connection with the closing. Either the Registrant or the shareholders of UniverCompany may terminate the Stock Purchase Agreement if the conditions to closing have not been satisfied within 90 days after the date of the agreement.

On December 1, 2006, the Registrant loaned $1,000,000 to UniverCompany. The loaned funds had been raised by the Registrant from its sale to Hampton Park Capital LLC of 1,000,000 units of the Registrant’s securities, each unit consisting of one share of common stock and one share purchase warrant, exercisable for one share of common stock at an exercise price of US$2.50. The purchase price of each unit was $1.00, amounting in the aggregate to $1,000,000 for all 1,000,000 units sold.

For all the terms of the Stock Purchase Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.2. All statements made herein concerning such agreement are qualified by references to said exhibit.

Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.03.

Forward Stock Split

Simultaneously with its merger with Stargold Mines, Inc., the Registrant filed with the Secretary of State of Nevada a Certificate of Change, effective as of November 23, 2006. As discussed below, pursuant to such Certificate of Change, the Registrant implemented a one for forty (1:40) forward stock split and increased its authorized shares of common stock on a corresponding basis.

As a result of the forward stock split provided for in the Certificate of Change, shares of common stock held by each holder of record on November 23, 2006 were automatically split at the rate of one for forty (1:40), so that each pre-split share of the Registrant was automatically equal to forty post-split shares without any further action on the part of the shareholders. Each stock certificate issued prior to November 23, 2006, from and after such date, automatically (and without the necessity of presenting the same for exchange) represents that number of shares of common stock into which the shares represented by such certificate were reclassified pursuant to the forward stock split. Each stockholder of record of a certificate that represented shares of common stock prior to November 23, 2006, shall receive, upon surrender of such certificate, a new certificate representing the number of shares of common stock immediately after the forward stock split. The number of shares of common stock issued and outstanding prior to the forward split was 2,000,000 shares. After the forward split, the number of shares of common stock issued and outstanding will be 80,000,000 shares.

The Certificate of Change also increased the number of authorized shares of common stock of the Registrant on a one for forty (1:40) basis, from 25,000,000 shares, par value $0.001, to 1,000,000,000 shares, par value $0.001.

For all the terms and conditions of the Certificate of Change, reference is hereby made to such certificate annexed hereto as Exhibit 3.2. All statements made herein concerning the foregoing document are qualified by references to said exhibit.

Issuance of Shares

On December 1, 2006, the Registrant issued 1,000,000 shares of its common stock to Hampton Park Capital LLC. The foregoing shares were issued pursuant to a Subscription Agreement, dated December 1, 2006, pursuant to which Hampton Park Capital LLC purchased 1,000,000 units of the Registrant’s securities, each unit consisting of one share of common stock and one share purchase warrant, exercisable for one share of common stock at an exercise price of US$2.50. The purchase price of each unit was $1.00, amounting in the aggregate to $1,000,000 for all 1,000,000 units sold. Such shares were issued under Section 4(2) of the Securities Act of 1933, as amended.

Pursuant to such Subscription Agreement, the Registrant agreed that, within six months from the date that the Registrant raises aggregate gross proceeds of $10,000,000 from its sale of units, it shall prepare and file with the Securities and Exchange Commission a registration statement relating to the re-sale of the shares and the shares underlying the warrants under the Securities Act of 1933. If the registration statement is not filed by the seventh month after such date, then the Registrant will pay Hampton Capital Park LLC an amount equal to 1% of the purchase price of the units for each month after the Closing that the Registration Statement is not filed with the Securities and Exchange Commission.

For all the terms of the Subscription Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.3. All statements made herein concerning such agreement are qualified by references to said exhibit.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosures set forth above under Items 1.01 (Entry into a Material Definitive Agreement) and 3.03 (Material Modification to Rights of Security Holders) are hereby incorporated by reference into this Item 5.03.

As discussed above under Item 1.01 (Entry Into a Material Definitive Agreement), on November 23, 2006, the Registrant filed with the Secretary of State of Nevada an Articles of Merger, pursuant to which the Subsidiary merged with and into the Registrant, with the Registrant as the surviving corporation. Pursuant to such Articles of Merger, the Registrant changed its name from “Sockeye Seafood Group, Inc.” to “Stargold Mines, Inc.” Except for the foregoing name change, the Articles of Incorporation of the Registrant continued in full force and effect after the effective date of the merger.

As discussed above under Item 3.03, on November 23, 2006, the Registrant also filed with the Nevada Secretary of State a Certificate of Change. Pursuant to such Certificate of Change, the number of authorized shares of common stock of the Registrant were increased from 25,000,000 shares, par value $0.001, to 1,000,000,000 shares, par value $0.001.

For all the terms and conditions of the Articles of Merger and the Certificate of Change, reference is hereby made to such certificates annexed hereto, respectively, as Exhibits 3.1 and 3.2. All statements made herein concerning the foregoing documents are qualified by references to said exhibits.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired. Not applicable
(b)	Pro forma financial information. Not applicable
(c)	Exhibits

Exhibit 3.1	Articles of Merger, filed with the Nevada Secretary of State on November 21, 2006, effective as of November 23, 2006*
Exhibit 3.2	Certificate of Change, filed with the Nevada Secretary of State on November 20, 2006, effective as of November 23, 2006*
Exhibit 3.3	Articles of Incorporation, filed with the Nevada Secretary of State on May 21, 2003**
Exhibit 10.1	Plan and Agreement of Merger, dated November 13, 2006, between Sockeye Seafood Group, Inc. and Stargold Mines, Inc.*
Exhibit 10.2	Stock Purchase Agreement, dated November 30, 2006, among Stargold Mines, Inc., UniverCompany Limited Liability Company, Lipatov Valeriy and Belchenko Eugene*
Exhibit 10.3	Subscription Agreement, dated December 1, 2006, between Stargold Mines, Inc. and Hampton Park Capital LLC*

*	Filed herewith
**	Previously filed with the Securities and Exchange Commission as exhibit 3.1 to the Registration Statement on Form 10SB12G, filed on March 11, 2005, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2006

STARGOLD MINES, INC.
(Registrant)

By:  /s/ Marcus Segal

Name: Marcus Segal
Title:   Chief Executive Officer, Chief Financial Officer,
            Secretary, Principal Accounting Officer, and Director